PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Sep. 30, 2023
PROPERTY, PLANT AND EQUIPMENT, NET
Schedule of property and equipment

	As of	As of
	September 30, 2023	September 30, 2022
Property and Buildings	$12,889,450	$11,848,216
Machinery and equipment	17,833,560	18,275,500
Automobiles	285,747	586,630
Office and electric equipment	195,174	191,893
Subtotal	31,203,931	30,902,239
Less: accumulated depreciation	(22,060,348)	(21,916,969)
Property and equipment, net	$9,143,583	$8,985,270